SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2002

                               KOGER EQUITY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


            1-9997                                      59-2898045
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    (Commission File Number)                (IRS Employer Identification No.)

 433 PLAZA REAL, SUITE 335
   BOCA RATON, FLORIDA                                      33432
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(Address of Principal Executive Offices)                 (Zip Code)

                                 (561) 395-9666
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              (Registrant's Telephone Number, Including Area Code)

                                       NA
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         (Former Name or Former Address, if Changed Since Last Reports)

Item 5.  Other Events

     Reference is made to a copy of the First Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of April 5, 2002, which Agreement is filed as Exhibit 10 to this report. This exhibit is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)        Exhibits

           Exhibit
           Number    Description of Exhibit

           10        First Amendment to Revolving Credit Loan Agreement
                     Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG, New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of April 5, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                               KOGER EQUITY, INC.



Dated:  June 4, 2002           By:    /S/ Robert E. Onisko
                                      -----------------------------
                                      Robert E. Onisko
                               Title: Vice President and
                                      Chief Financial Officer

                                  EXHIBIT INDEX


The following designated exhibit is filed herewith:

           Exhibit
           Number    Description of Exhibit


           10 First Amendment to Revolving Credit Loan Agreement Among Koger Equity, Inc. and Fleet National Bank, as Arranger and Administrative Agent, and Wells Fargo Bank, National Association, as Syndication Agent, and Commerzbank AG,
                     New York and Grand Cayman Branches, as Documentation Agent, and The Lenders Party Hereto, dated as of April 5, 2002.